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PTC Therapeutics:
20 years of commitment to bringing new treatments to patients with rare disorders

JANUARY 2018

Forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995

All statements, other than those of historical fact, contained in this presentation, are forward-looking statements, including statements regarding: the future expectations, plans and prospects for PTC; PTC's preliminary 2017 unaudited results; PTC's financial guidance for 2018; PTC's plans for further interactions with the FDA regarding the Translarna NDA; the outcome of any formal dispute resolution request filed with the FDA; the size of the DMD patient population eligible for Emflaza treatment in the U.S.; expansion of Translarna globally; the timing of, and PTC's ability to, expand the approved product label of Translarna for the treatment of nmDMD in the EEA, in pediatric patients, or otherwise; advancement of PTC's studies of Translarna for the treatment of other indications and its other pipeline programs; advancement of PTC's joint collaboration program in SMA; the clinical utility and potential advantages of Translarna (ataluren) and Emflaza™ (deflazacort); PTC's strategy, future operations, future financial position, future revenues or projected costs; and the objectives of management. Other forward-looking statements may be identified by the words "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions.

PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: PTC's ability to realize the anticipated benefits of the acquisition of Emflaza, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; significant transaction costs, unknown liabilities, the risk of litigation and/or regulatory actions related to the acquisition of Emflaza, as well as other business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the outcome of pricing, coverage and reimbursement negotiations with third party payors for Emflaza and Translarna; whether, and to what extent, third party payors impose additional requirements before approving Emflaza prescription reimbursement; PTC's ability to resolve the matters set forth in the Complete Response letter it received from the FDA in connection with its NDA for Translarna for the treatment of nmDMD either via outcome of any formal dispute resolution request or other interactions with the FDA, and PTC's ability to perform additional clinical trials, non-clinical studies, and CMC assessments or analyses at significant cost; PTC's ability to maintain its marketing authorization of Translarna for the treatment of nmDMD in the European Economic Area (EEA), including whether the European Medicines Agency (EMA) determines in future annual renewal cycles that the benefit-risk balance of Translarna authorization supports renewal of such authorization; PTC's ability to enroll, fund, complete and timely submit to the EMA the results of Study 041, a randomized, 18-month, placebo-controlled clinical trial of Translarna for the treatment of nmDMD followed by an 18-month open label extension, which is a specific obligation to continued marketing authorization in the EEA; the eligible patient base and commercial potential of Translarna, Emflaza and PTC's other product candidates; the enrollment and conduct of studies under the SMA collaboration and events during, or as a result of, the studies that could delay or prevent further development under the program; PTC's scientific approach and general development progress; PTC's ability to satisfy its obligations under the terms of the senior secured term loan facility with MidCap Financial; the sufficiency of PTC's cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the "Risk Factors" section of PTC's most recent Quarterly Report on Form 10-Q as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors.

As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful, including Translarna or Emflaza.

The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation except as required by law.

Our vision

Our mission

To bring best in-class therapies with **clinical benefit** to **patients** affected by **rare disorders**

Our strategy

To leverage our global commercial infrastructure to **maximize value for patients and all stakeholders**

Sustainable, growing DMD business enables continued innovation & growth

Total 2017 unaudited revenue of $195 million

1) Growing global DMD franchise with unaudited 2017 revenue of $174 million

- Translarna™ strong continued patient uptake reflected in annual growth
- Emflaza™ impressive launch; opportunity to establish standard of care

($ million)	2017 Unaudited Revenue	2018 Financial Guidance
Translarna	$145	$170 - $185
Emflaza	$29	$90 - $110
DMD Franchise	**$174**	**$260 - $295**

2) Leveraging internal splicing technology platform

- Spinal Muscular Atrophy program in pivotal stage; triggered $20 million milestone in Q4:17
- Huntington's Disease program developing

Survival data on SMA Type 1 babies will be presented at EU SMA congress in January 2018

3) Pursuing internal and in-licensing value-creation opportunities

- Leverage our strong global commercial infrastructure

Poised to pursue new assets and maximize value

PTC THERAPEUTICS™ 20 YEARS OF COMMITMENT

Expanding pipeline through in-house innovation


Commercial
Phase 3
Phase 2
Phase 1
Preclinical
Discovery
DMD
*DMD
SMA**
Aniridia
Dravet / CDKL5
BMI1
DHODH 1
HD
FD
DHODH 2
Emflaza™ (deflazacort)
Translarna™ (ataluren)
NextGen Readthrough
Alternative Splicing
Oncology

* MA requires annual renewal following reassessment by the European Medicines Agency (EMA)
** Phase 3 Sunfish clinical study of RG7916 in SMA type 2/3 patients began in Nov 2016, Firefish pivotal stage in SMA type 1 patients to begin in coming months



Translarna™ & Emflaza™

Transforming the standard of care for DMD patients

DMD progression is sequential, non-linear and irreversible


Birth
Age 5
Age10
Age 15
Age 20
Age 25
Age 30
Impaired ability to hop, run, jump, rise
EARLY physical manifestations
Loss of stair climb
Loss of stair descend
Loss of ambulation is predictive of late physical manifestations
Loss of ambulation
LATE physical manifestations
Loss of upper limb function
Ventilation
Death

Translarna™: Addressing the underlying cause of nonsense mutation Duchenne Muscular Dystrophy

Birth | Age 2 | Age 5+ | .....

translarna ataluren









1:4,000 males DMD
~10-15% nonsense mutation

Disease awareness, genetic testing and early treatment are critical

Translarna delays time to loss of ambulation & pulmonary function

Delay to ventilation correlated to delay of loss of life

Efforts underway for label expansion

>7,000* patients under current label** outside the U.S.

Patients are diagnosed worldwide far too late
Label expansion efforts underway for earlier treatment

PTC THERAPEUTICS 20 YEARS OF COMMITMENT

Establishing Emflaza™ : Establishing as part of standard of care for U.S patients

Birth | Age 2 | Age 5+ | .....

Emflaza (deflazacort)






- 1:4,000 males DMD
- Initiating treatment at diagnosis
- Emflaza delays loss of ambulation by 4 years
- Continued use beyond loss of ambulation preserves pulmonary function

Emflaza is a critical component of DMD treatment

- Efforts underway for label expansion to 2 years of age
- First approved in the U.S. for use in all DMD patients 5 years+ regardless of genetic mutation
  9,000 U.S. DMD eligible patients

Earlier / longer treatment extends time to loss of function

PTC THERAPEUTICS 20 YEARS OF COMMITMENT

Translarna™: Proven track record of successful global sales

- Unaudited 2017 net revenue of $145 M
- Guidance for 2018 of $170 - $185 M
- Global sales outside of the U.S. since 2014
- Pediatric expansion under EMA review
- U.S. appeal process underway, expect update in Q1

~15% Expected 5 year (12/31/17-12/31/22) **CAGR**


Translarna 1.000 mg 1 000 mg
ataluren
Translarna 250 mg
ataluren
30 Breve/ Beutel/ Dospåsar
Translarna 125 mg
ataluren
30 Breve/ Beutel/ Dospåsar

Emflaza™: Establishing standard of care for all DMD patients in the U.S.

Emflaza™
(deflazacort)

- 2017 Emflaza unaudited net sales of $29 M
- Guidance for 2018 of $90 - $110 M
- Results from Lancet publication reinforce Emflaza efficacy differentiation

Articles

Long-term effects of glucocorticoids on function, quality of life, and survival in patients with Duchenne muscular dystrophy: a prospective cohort study

Craig M McDonald, Erik K Henricson, Richard T Abresch, Tina Duong, Nanette C Joyce, Fengming Hu, Paula R Clemens, Eric P Hoffman, Avital Cnaan, Heather Gordish-Dressman, and the CINRG Investigators*

Summary
Background Glucocorticoid treatment is recommended as a standard of care in Duchenne muscular dystrophy; however, few studies have assessed the long-term benefits of this treatment. We examined the long-term effects of glucocorticoids on milestone-related disease progression across the lifespan and survival in patients with Duchenne muscular dystrophy.

Methods For this prospective cohort study, we enrolled male patients aged 2–28 years with Duchenne muscular dystrophy at 20 centres in nine countries. Patients were followed up for 10 years. We compared no glucocorticoid treatment or cumulative treatment duration of less than 1 month versus treatment of 1 year or longer with regard to progression of nine disease-related and clinically meaningful mobility and upper limb milestones. We used Kaplan-Meier analyses to compare glucocorticoid treatment groups for time to stand from supine of 5 s or longer and 10 s or longer, and loss of stand from supine, four-stair climb, ambulation, full overhead reach, hand-to-mouth function, and hand function. Risk of death was also assessed. This study is registered with ClinicalTrials.gov, number NCT00468832.

milestones by 2·8–8·0 years compared with treatment for less than 1 month. Deflazacort was associated with increased median age at loss of three milestones by 2·1–2·7 years in comparison with prednisone or prednisolone (log-rank $p<0·012$). 45 patients died during the 10-year follow-up. 39 (87%) of these deaths were attributable to Duchenne-related

PTC THERAPEUTICS
20 YEARS OF COMMITMENT

Growing global DMD franchise

Translarna™ & Emflaza™ DMD Net Sales
($ in millions)



$260 – $295
$320
$280
$240
$200
$160
$120
$80
$40
$0
$1
$34
$81
$174
$29
$145
$90 – $110
$170 – $185
2014
2015
2016
2017*
2018E
Emflaza
(deflazacort)
translarna
ataluren

- Unaudited

Improving patient outcome by delivering best in class therapy earlier to preserve function

- Earlier diagnosis
- Increase disease awareness
- Genotyping
- Improving standards of care

Pursuing label expansions to bring Emflaza™ & Translarna™ to younger patients to ultimately improve patient outcome

PTC THERAPEUTICS 20 YEARS OF COMMITMENT

An efficient, scalable commercialization engine

- 2017 unaudited product net sales of $174 M
- Established footprint in 47 countries worldwide
- Experienced commercial team in orphan disease
- Fully integrated global commercial infrastructure



South Plainfield, New Jersey



Zug Switzerland, Marketing, Medical and Regulatory Hub



Dublin, Ireland International HQ



Latam Regional Office, Sao Paulo, Brazil

PTC THERAPEUTICS 20 YEARS OF COMMITMENT

Expanding pipeline through in-house innovation



Commercial
Phase 3
Phase 2
Phase 1
Preclinical
Discovery
DMD
*DMD
SMA**
Aniridia
Dravet / CDKL5
BMI1
DHODH 1
HD
FD
DHODH 2
Emflaza™ (deflazacort)
Translarna™ (ataluren)
NextGen Readthrough
Alternative Splicing
Oncology

- MA requires annual renewal following reassessment by the European Medicines Agency (EMA)

** Phase 3 Sunfish clinical study of RG7916 in SMA type 2/3 patients began in Nov 2016, Firefish pivotal stage in SMA type 1 patients to begin in coming months

PTC THERAPEUTICS 20 YEARS OF COMMITMENT



Small molecule splicing technology

Broad platform addressing rare disorders

The spinal muscular atrophy program validates PTC's small molecule splicing platform

Splicing		Target splicing event to restore or reduce protein	SMA – SMN2 FD – IKBKAP HD – HTT


MOTOR NEURON DISEASE
SMN2 splicing modifiers improve motor function and longevity in mice with spinal muscular atrophy
"The combination of structural and morphing capabilities that enhances or alters a particular material characteristic is likely where the most innovative applications of origami engineering lie."
MOLECULAR BIOLOGY
A splicing magic bullet
Drugs that modulate RNA splicing are potential
NEUROMUSCULAR DISORDERS
Beefing up the right splice variant to treat spinal muscular atrophy
The NEW ENGLAND JOURNAL of MEDICINE
CLINICAL IMPLICATIONS OF BASIC RESEARCH
Romancing the Spliceosome to Fight Spinal Muscular Atrophy
Kathryn J. Swoboda, M.D.

PTC THERAPEUTICS 20 YEARS OF COMMITMENT

Spinal Muscular Atrophy: The leading genetic cause of mortality in infants



Dorsal Root
Ventral Root

- Spinal muscular atrophy (SMA) is caused by the loss of SMN1 gene
- Low expression of SMN protein leads to the loss of motor neurons in the spinal cord
- One in every 10,000 children born is affected with the disorder
- Publications demonstrate involvement of muscle, liver, bones and other peripheral tissues in addition to CNS
- SMA program partnered with Roche and the SMA Foundation

RG7916 has the opportunity to be best in class

- Demonstrated complete restoration of SMN RNA in SMA patients
- RG7916 has shown 2.5 fold median increase in protein in patients
- Small molecule has potential for broad tissue distribution key to SMA treatment
- Oral administration



SMA patients SMN protein level
SMN protein (pg / mL)
20000
15000
10000
5000
0
2 SMN2 Copies
3 SMN2 Copies
4 SMN2 Copies

RG7916 has been well tolerated with no drug related safety findings leading to withdrawals

Advancing towards registration of RG7916

SUNFISH

- Clinical study in SMA type 2/3 patients between 2 and 25 years old
  - Ongoing pivotal part will enroll 168 patients, placebo controlled 2:1, endpoint of total motor function measure (MFM-32) at 12 months

FIREFISH

- Clinical study in SMA type 1 patients between 1 and 7 months old
  - Open label study, completing dose finding part
  - Pivotal part expected to start in coming months, will enroll 40 babies, complete enrollment during 2018
  - Endpoint of sitting unsupported as measured by Bayley infant scales

Firefish dose escalation survival data expected at EU SMA congress

Huntington's Disease is caused by a CAG repeat expansion in the HTT gene

- HD is caused by expression of mutant Huntingtin (HTT) protein due to the CAG repeat expansion
- Neuron degeneration predominantly in the striatum and cerebral cortex
- High unmet medical need:
  - No approved disease modifying treatment



Healthy brain
Gene without Huntington's disease
Under 35 CAG repeats
Non-mutated Huntingtin protein
Healthy neuron
HD brain
Increased CAG repeats
Gene with Huntington's disease
Mutated Huntingtin protein
Neuron degeneration

PTC THERAPEUTICS 20 YEARS OF COMMITMENT

Treating HD by modifying HTT splicing



(CAG)>35
Exon 1
Exon X
Exon Y
(CAG)>35
Exon 1
Exon X
Exon Y
Mutant toxic HTT protein

Opportunity to address HTT by leveraging PTC's splicing platform


(CAG)>35
Exon 1
Exon X
Exon Y
+ cpd
Inclusion of alternative exon
(CAG)>35
Exon 1
Exon X
Exon Y
STOP
Translation-linked mRNA decay

PTC compounds lower human HTT in key regions of the brain and tissues in a mouse model of HD

White blood cells


% HTT remaining
100
50
0
Vehicle
PTC compound

Striatum


% HTT Remaining
100
50
0
Vehicle
PTC compound

Cortex


Cerebral Cortex
% HTT remaining
100
50
0
Vehicle
PTC compound

Optimization has led to the discovery of several classes of small molecules

- ✓ Potent and selective to lowering of HTT mRNA and protein
- ✓ Widely distributed in animals, demonstrating HTT protein lowering in the brain and periphery

PTC's platform technologies target RNA biology to modulate gene expression with small molecules

Platform	Mechanism Targeted	Programs
Splicing	 Target splicing event to restore or reduce protein	SMA – SMN2 FD – IKBKAP HD – HTT

- 20 years of targeting RNA biology for drug discovery and development
- Cutting edge platform technology discovered and developed by PTC
- Advancement of SMA program in pivotal clinical trials
- Several splicing-targeting programs amendable to several targets
  - Currently targeting HD, FD, and others



PTC: Discovering, developing and commercializing clinically differentiated therapies for rare disease

PTC's future events and milestones

- SMA RG7916 data at EU SMA
- U.S. FDA Translarna™ decision
- Analyst Day highlighting pipeline
- Establish Emflaza™ as U.S. DMD standard of care
- 15% CAGR Translarna revenue through 2022

Sustainable, growing DMD business enables continued innovation & growth

Total 2017 unaudited revenue of ~$195 million

1) Growing global DMD franchise with unaudited 2017 revenue of $174 million

($ million)	2017 Unaudited Revenue	2018 Financial Guidance
Translarna	$145	$170 - $185
Emflaza	$29	$90 - $110
DMD Franchise	**$174**	**$260 - $295**

2) Strong sustainable financial position

- 2018 GAAP R&D + SG&A $280-$290M
- 2018 non-GAAP R&D +SG&A $250 - $260 million (excludes $30M non-cash stock-based compensation expense)
- 12/31/17 cash position of ~$191

3) Pursuing internal and in-licensing value-creation opportunities

- Leverage our strong global commercial infrastructure